ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2020
ACCOUNTS RECEIVABLE
ACCOUNTS RECEIVABLE

NOTE 3 – ACCOUNTS RECEIVABLE

Accounts receivable are primarily agent service fee receivable due from the customers - real estate developers and are recognized and carried at the amount billed to a customer, net of allowance for expected loss from doubtful accounts. At December 31, 2020 and 2019, accounts receivable and allowance for doubtful accounts consist of the following:

	December 31,	December 31,
	2020	2019
Accounts receivable	$4,077,820	$2,165,932
Allowance for doubtful accounts	(15,477)	(10,774)
Accounts receivable, net	$4,062,343	$2,155,158

The Group maintains an allowance for doubtful accounts which required significant judgments by management. The Company establishes a provision for doubtful accounts receivable when there is objective evidence that the Company may not be able to collect the receivables when due. The allowance is based on management’s best estimates of specific losses on individual exposures, as well as a provision on historical trends of collections. Based on customers’ credit, business, financial status, payment history and ongoing relationship, management makes conclusions on whether any balances outstanding at the end of each reporting period will be deemed uncollectible on an individual basis and on an aging trend analysis basis. Accounts receivable balances are written-off against the allowance for doubtful accounts after management has determined that the likelihood of collection is not probable.

As of December 31, 2020, the Group reserved $15,477 of allowance for doubtful accounts, which was 20% of the accounts receivable with age more than one year from two customers due to the collectability issues. As of December 31, 2019, the Group reserved $10,774 of allowance for doubtful accounts, which was 20% of the accounts receivable with age more than one year from two customers due to the collectability issues.

Major Customers

For the year ended December 31, 2020, the Group had three major customers (projects). Revenue from each of these customers was over 10% of its total revenue. Revenue from these top three customers represented approximately 61% of its total revenue, with 29%,  16%, and 16%, respectively, from Taida Shang Qing Cheng, Ge Diao Ping Yuan, and Wanke Xi Lu. The accounts receivable from these three customers (projects) were $1,851,254,  $311,172, and $281,723, respectively, as of December 31, 2020.

For the year ended December 31, 2019, the Group had three major customers (projects). Revenue from each of these customers was over 10% of its total revenue.  Revenue from these top three customers represented approximately 58% of its total revenue, with 31%,  16%, and 11%, respectively, from Taida He Yue Hai, Ge Diao Ping Yuan, and Wanke Xi Lu. The accounts receivable from these three customers (projects) were $192,679,  $185,216, and $377,276, respectively, as of December 31, 2019.

During the year ended December 31, 2018, the Group had four major customers (projects). Revenue from each of these customers was over 10% of its total revenue. Revenue from the Group’s top four customers represented approximately 76% of its total revenue, with 28%,  25%,  12%, and 11%, respectively, from Ge Diao Ping Yuan, Pin Yue Jiang Nan, Zi Xi Tai, and Ge Diao Song Jian. The accounts receivable from these four customers were $230,803,  $62,783,  $67,969, and $120,080, respectively, as of December 31, 2018.